Exhibit 99
                                                                      ----------
                                  UACSC 2000-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                    4/30/01

NOTE BALANCE RECONCILIATION
                                                                        DOLLARS                                              NUMBERS
                             CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4        CLASS B      TOTAL CLASS A's
                           ------------------------------------------------------------------------------------------------- -------
Original Note Balances     44,525,000.00   139,250,000.00   184,625,000.00   116,100,000.00   25,500,000.00   510,000,000.00  30,811
Beginning Period Note
  Balances                             -   129,256,417.49   184,625,000.00   116,100,000.00   25,500,000.00   455,481,417.49  28,689
Principal Collections
  - Scheduled Payments                 -     5,225,444.52                -                -               -     5,225,444.52
Principal Collections
  - Payoffs                            -     6,173,605.27                -                -               -     6,173,605.27     454
Principal Withdrawal
  from Payahead                        -             2.03                -                -               -             2.03
Gross Principal Charge Offs            -     1,435,472.12                -                -               -     1,435,472.12      90
Repurchases                            -                -                -                -               -                -       0
                           -------------   --------------   --------------   --------------   -------------   --------------  ------
Ending Note Balances                   -   116,421,893.55   184,625,000.00   116,100,000.00   25,500,000.00   442,646,893.55  28,145
                           =============   ==============   ==============   ==============   =============   ==============  ======


Note Factor                            -        0.8360639        1.0000000        1.0000000       1.0000000        0.8679351
Interest Rate                    6.7294%          6.6800%          6.7200%           6.890%          8.250%          6.8251%


CASH FLOW RECONCILIATION

Principal Wired                                                               11,399,285.65
Interest Wired                                                                 4,703,562.12
Withdrawal from Payahead Account                                                       4.95
Repurchases (Principal and Interest)                                                      -
Charge Off Recoveries                                                            302,138.41
Interest Advances                                                                 90,888.01
Collection Account Interest Earned                                                46,570.31
Spread Account Withdrawal                                                                 -
Policy Draw for Principal or Interest                                                     -
                                                                              -------------
Total Cash Flow                                                               16,542,449.45
                                                                              =============

TRUSTEE DISTRIBUTION  (05/08/01)

Total Cash Flow                                                               16,542,449.45
Unrecovered Advances on Defaulted Receivables                                     58,777.42
Servicing Fee (Due and Unpaid)                                                            -
Interest to Class A-1 Noteholders, including any overdue amounts                          -
Interest to Class A-2 Noteholders, including any overdue amounts                 719,527.39
Interest to Class A-3 Noteholders, including any overdue amounts               1,033,900.00
Interest to Class A-4 Noteholders, including any overdue amounts                 666,607.50
Interest to Class B Noteholders, including any overdue amounts                   175,312.50
Principal to Class A-1 Noteholders, including any overdue amounts                         -
Principal to Class A-2 Noteholders, including any overdue amounts             12,834,523.94
Principal to Class A-3 Noteholders, including any overdue amounts                         -
Principal to Class A-4 Noteholders, including any overdue amounts                         -
Principal to Class B Noteholders, including any overdue amounts                           -
Insurance Premium                                                                 60,730.86
Interest Advance Recoveries from Payments                                         52,477.48
Unreimbursed draws on the Policy for Principal or Interest                                -
Deposit to Payahead                                                                  235.86
Payahead Account Interest to Servicer                                                  2.92
Excess                                                                           940,353.58
                                                                              -------------
Net Cash                                                                                  -
                                                                              =============

Servicing Fee Retained from Interest Collections                                 379,568.74

SPREAD ACCOUNT  RECONCILIATION

Original Balance                                                               1,275,000.00
Beginning Balance                                                              9,219,318.23
Trustee Distribution of Excess                                                   940,353.58
Interest Earned                                                                   36,531.39
Spread Account Draws                                                                      -
Reimbursement for Prior Spread Account Draws                                              -
Distribution of Funds to Servicer                                                         -
                                                                              -------------
Ending Balance                                                                10,196,203.20
                                                                              =============

Required Balance                                                              11,475,000.00


FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION

Original Balance                                                              25,500,000.00
Beginning Balance                                                             15,145,496.06
Reduction Due to Spread Account                                                 (936,673.28)
Reduction Due to Principal Reduction                                            (654,070.14)
                                                                              -------------
Ending Balance                                                                13,554,752.64
                                                                              =============

First Loss Protection Required Amount                                         13,554,752.64
First Loss Protection Fee %                                                           2.00%
First Loss Protection Fee                                                         22,591.25


POLICY  RECONCILIATION

Original Balance                                                             510,000,000.00
Beginning Balance                                                            449,322,595.01
Draws                                                                                     -
Reimbursement of Prior Draws                                                              -
                                                                             --------------
Ending Balance                                                               449,322,595.01
                                                                             ==============

Adjusted Ending Balance Based Upon Required Balance                          435,425,606.48
                                                                             ==============
Required Balance                                                             435,425,606.48


PAYAHEAD RECONCILIATION

Beginning Balance                                                                    778.22
Deposit                                                                              235.86
Payahead Interest                                                                      2.92
Withdrawal                                                                             4.95
                                                                              -------------
Ending Balance                                                                     1,012.05
                                                                              =============


CURRENT DELINQUENCY
                                                               GROSS
      # PAYMENTS DELINQUENT              NUMBER               BALANCE
                                         ------               -------

1 Payment                                  294             4,221,811.96
2 Payments                                 138             2,110,790.82
3 Payments                                 110             1,573,389.65

                                        -------------------------------
Total                                      542             7,905,992.43
                                        ===============================

Percent Delinquent                      1.926%                   1.786%


DELINQUENCY RATE (60+)
                                                                   RECEIVABLE
                                                 END OF PERIOD     DELINQUENCY
          PERIOD                 BALANCE         POOL BALANCE         RATE
                               -----------------------------------------------
Current                        3,684,180.47     442,646,893.55        0.83%
1st Previous                   4,185,802.84     455,481,417.49        0.92%
2nd Previous                   3,904,416.15     468,562,820.26        0.83%


NET LOSS RATE
                                                                                 DEFAULTED
                                               LIQUIDATION       AVERAGE         NET LOSS
          PERIOD                 BALANCE        PROCEEDS      POOL BALANCE      (ANNUALIZED)
                                ----------------------------------------------------------
Current                         1,435,472.12     302,138.41   449,064,155.52        3.03%
1st Previous                    1,374,764.99      91,773.74   462,022,118.88        3.33%
2nd Previous                      433,118.74      14,244.73   473,996,111.02        1.06%

Gross Cumulative Charge Offs    3,334,155.65 Number of Repossessions                   77
Gross Liquidation Proceeds        408,977.27 Number of Inventoried Autos EOM          134
Net Cumulative Loss Percentage         0.57% Amount of Inventoried Autos EOM 1,139,076.00
Net Cumulative Loss Percentage
   (adjusted for estimated
   future Liquidation Proceeds)        0.35%
Trigger                                0.60%
Status                                    OK
Net Cumulative Loss Trigger Hit in        NO
   Current or any Previous Month



EXCESS YIELD TRIGGER
                                                                EXCESS YIELD
                               EXCESS        END OF PERIOD      PERCENTAGE
          PERIOD               YIELD         POOL BALANCE       (ANNUALIZED)
                            ------------     --------------     ------------
Current                     1,051,847.26     442,646,893.55        2.85%
1st Previous                1,002,447.88     455,481,417.49        2.64%
2nd Previous                1,836,274.34     468,562,820.26        4.70%
3rd Previous                2,937,490.84     479,429,401.77        7.35%
4th Previous                2,079,581.83     491,169,215.06        5.08%
5th Previous                           -                  -

                                         CURRENT
                                          LEVEL        TRIGGER       STATUS
                                         -------       -------       ------
Six Month Average Excess Yield             N/A          1.50%          N/A

Trigger Hit in Current or any Previous Month                            No



DATE:  May 6, 2001                        /s/ Diane Slomka
                                          -----------------------------------
                                          DIANE SLOMKA
                                          OFFICER